EXHIBIT 99.1 -- Certification of Chief Operating Officer






                 CERTIFICATION PURSUANT TO SECTION 906
                   OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of KleenAir Systems, Inc. (the "Company"), on Form 10-KSB for the period ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Lionel Simons, President and Chief Executive Officer of the Company, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 31, 2003




/s/ Lionel Simons
------------------------
Lionel Simons, President and
Chief Executive Officer








                              EXHIBIT 99.1


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EXHIBIT 99.2 -- Certification of Chief Financial Officer




                 CERTIFICATION PURSUANT TO SECTION 906
                   OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of KleenAir Systems, Inc.(the "Company"), on Form 10-KSB for the period ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Lionel Simons, the Cheif Financial Officer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 31, 2003



/s/ Lionel Simons,
- ----------------------
Lionel Simons,
Cheif Financial Officer







                              EXHIBIT 99.2